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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this Registration Statement.






                                                   /s/ ARTHUR ANDERSEN LLP



Boston, Massachusetts
May 19, 1999